REVERSE ACQUISITION (Tables)	12 Months Ended
Nov. 30, 2019
Reverse Acquisition [Abstract]
Schedule of estimate of the fair value of net assets acquired

The following represents management's estimate of the fair value of the LBIX net assets acquired as at August 9, 2018 as a result of the reverse acquisition and is subject to final valuation adjustments.

Total
$
Cost of acquisition:
Shares retained by public company shareholders - 560,410 shares at US$5.85 x 1.3047	4,277,319
Fair value of stock options	96,303
4,373,622

Allocated as follows:
Cash	4,769
Restricted cash	574,510
Prepaid expenses	37,132
Receivables	124,561
Liabilities	(497,907)
243,065
Allocated to listing expense	4,130,557
4,373,622